SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)       May 6, 2003

                      IGENE BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-15888 (Commission File Number)	52-1230461 (IRS Employer ID Number)

9110 Red Branch Road, Columbia, Maryland                     21045

(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code:     (410) 997-2599

(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(b)	Pro Forma Financial Information Attached hereto are pro forma financial statements which reflect the joint venture agreement entered into by Igene Biotechnology, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGENE BIOTECHNOLOGY, INC. By:/s/ Edward J. Weisberger Name: Edward J. Weisberger Title: CFO

Dated: July 7, 2003

IGENE Biotechnology, Inc.
Unaudited Pro Forma Consolidated Balance Sheets

                                                              March 31,        Pro Forma          March 31,
                                                               2003          Adjustments(1)         2003
                                                             ------------    ---------------    ------------
                                                             (Historical)                        (Proforma)
ASSETS
CURRENT ASSETS

    Cash and cash equivalents                               $   117,891     $        ---      $    117,891
    Accounts receivable, net                                    216,794              ---           216,794
    Inventory                                                   549,101              ---           549,101
    Prepaid expenses
          and other current assets                              221,871              ---           221,871
    Investment in Joint Venture                                     ---       12,300,000 (2)    12,300,000
    Deferred costs, current portion                              74,160          (74,160)(2)           ---
                                                           ------------     ------------      ------------
                                                              1,179,817       12,225,840        13,405,657

OTHER ASSETS
    Property and equipment, net                                 186,663              ---           186,663
    Deferred costs, net                                         158,624         (158,624)(2)           ---
    Equipment deposits                                          199,685              ---           199,685
    Loans receivable from manufacturing agent                   317,550              ---           317,550
    Other assets                                                  4,886              ---             4,886
                                                           ------------     ------------      ------------
         TOTAL ASSETS                                       $ 2,047,225     $ 12,067,216      $ 14,114,441
                                                           ============     ============      ============

The accompanying notes are an integral part of the proforma financial statements.

IGENE Biotechnology, Inc.
Unaudited Pro Forma Consolidated Balance Sheets
(continued)

                                                              March 31,        Pro Forma          March 31,
                                                                2003         Adjustments(1)         2003
                                                             ------------    ---------------    ------------
                                                             (Historical)                         (Proforma)
LIABILITIES, REDEEMABLE PREFERED STOCK
  AND STOCKHOLDERS' (DEFICIT)EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                   $   376,088     $        ---      $    376,088
    Notes payable - directors                                   350,000              ---           350,000
    Equipment lease payable                                       3,590              ---             3,590
                                                           ------------     ------------      ------------
    TOTAL CURRENT LIABILITIES                                   729,678              ---           729,678

LONG-TERM LIABILITIES
    Notes payable                                             6,043,659              ---         6,043,659
    Convertible debentures                                    4,814,212              ---         4,814,212
    Equipment lease payable, net of current portion               1,205              ---             1,205
    Accrued interest                                          2,865,810              ---         2,865,810
                                                           ------------     ------------      ------------
    TOTAL LIABILITIES                                        14,454,564              ---        14,454,564
                                                           ------------     ------------      ------------
COMMITMENTS AND CONTINGENCIES

REDEEMABLE PREFERRED STOCK
    Carrying amount of redeemable preferred
         stock, 8% cumulative, convertible,
         voting, series A, $.01 par value per
         share. Stated value was $ 17.28.  Authorized
         1,312,500 shares, issued 26,155 shares                 451,959              ---           451,959
                                                           ------------     ------------      ------------
Carrying amount of redeemable preferred stock,
    8% cumulative, convertible, voting, series B,
    $.01 par value per share.  Stated value $8.00 per share.
    Authorized, issued and outstanding 187,000 shares.
    Redemption amount $1,500,000                              1,500,000              ---         1,500,000
                                                           ------------     ------------      ------------
STOCKHOLDERS' (DEFICIT)EQUITY
    Common stock --- $.01 par value per share.
         Authorized 750,000,000 shares;
         issued and outstanding 86,524,457.                     865,245              ---           865,245
    Additional paid-in capital                               22,252,128       12,067,216        34,319,344
    (Deficit)Equity                                         (37,476,671)             ---       (37,476,671)
                                                           ------------     ------------      ------------
    TOTAL STOCKHOLDERS' (DEFICIT)EQUITY                     (14,359,298)      12,067,216        (2,292,082)
                                                           ------------     ------------      ------------
    TOTAL LIABILITIES AND
           STOCKHOLDERS' (DEFICIT)EQUITY                   $  2,047,225     $ 12,067,216      $ 14,114,441
                                                           ============     ============      ============

The accompanying notes are an integral part of the proforma financial statements.

IGENE Biotechnology, Inc.
Notes to Unaudited Pro Forma Consolidated Balance Sheet

1.   Basis of Presentation

The following summary of pro forma adjustments is based on available information and certain estimates and assumptions. Therefore, the actual adjustments will differ from the pro forma adjustments. Igene believes that such assumptions provide a reasonable basis for presenting the significant effects of the joint venture and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the balance sheet.

2.   Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet

The Unaudited Pro Forma Consolidated Balance Sheet gives effect to following transaction; Igene Biotechnology, Inc. (the “Company”) entered into a Joint Venture Agreement with Tate & Lyle Fermentation Products Ltd. (“Tate”) Pursuant to the Joint Venture Agreement, the Company and Tate agreed to form a joint venture (the “Joint Venture”) to manufacture, market and sell Astaxanthin and derivative products throughout the world for all uses other than as a Nutraceutical or otherwise for direct human consumption. Tate has agreed to contribute $24,600,000 in cash to the Joint Venture, while the Company has agreed to transfer to the Joint Venture its technology relating to the production of Astaxanthin and assets related thereto. These assets will continue to be used by the Joint Venture in the same manner as historically used by the Company. Each of the Company and Tate will have a 50% ownership interest in the Joint Venture and will have equal representation on the Board of Directors of the Joint Venture. The value of the Company’s technology investment was deemed equivalent to cash contribution of Tate & Lyle. Unamortized production costs were contributed to the Joint Venture reducing the adjustment to paid in capital.